U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Earliest Event Reported:  February 6, 2004

NEW YORK FILM WORKS, INC.

(Exact name of registrant as specified in its charter)

New York	13-3051895	New York
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)

122 East 25th St., New York, New York 10010

(Address of principal executive offices) (Zip Code)

Issuer's telephone number: (212) 475-5700)

Item 5.  Other Events and Regulation FD Disclosure.

As previously reported, on December 31, 2003 our shareholders approved a 1 for 100 reverse split of our outstanding shares of common stock. Trading on a post-reverse-split basis will commence on February 9, 2004 under the symbol NYFM.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK FILM WORKS, INC.

Date: February 6, 2004	By: /s/ Roger Bailey
Chief Executive Officer